Exhibit 99.1

Lantronix Reports Record Results for Fourth Quarter and Fiscal 2021

•	Record Fourth Quarter Net Revenue of $20.6 Million, Up 19% Year Over Year
•	Record Fiscal Year 2021 Net Revenue of $71.5 Million, Up 19% Year Over Year
•	GAAP Gross Margins of 48.8% Improved 370 Basis Points Sequentially from 45.1% and Improved 1,110 Basis Points From 37.7% in the Year Ago Fourth Quarter, Reflecting Improved Product Mix
•	Fourth Quarter GAAP EPS Improved to ($0.04) per Share vs. ($0.06) in the Prior Year
•	Fourth Quarter Non-GAAP EPS Increased to $0.06 per share vs. $0.04 in the Year Ago Quarter and $0.05 in the Prior Quarter
•	Demand Strengthened, Driving Another Record Backlog Entering Q1 of Fiscal 2022
•	Cash Balance Improved to $9.7 Million

IRVINE, Calif., Aug. 26, 2021 – Lantronix, Inc. (NASDAQ: LTRX), a global provider of secure turnkey solutions for the Internet of Things (IoT) and Remote Environment Management (REM), offering Software as a Service (SaaS), connectivity services, engineering services and intelligent hardware, today reported results for the fourth quarter of fiscal 2021 and fiscal year ended June 30, 2021.

Net revenue totaled $20.6 million, up 19 percent year over year and up 21 percent sequentially.

GAAP EPS improved to ($0.04), compared to ($0.06) in the prior year, and ($0.04) in the prior quarter.

Non-GAAP EPS improved to $0.06, compared to $0.04 in the prior year, and $0.05 in the prior quarter.

“We are pleased to deliver these results and guidance to our shareholders,” stated Paul Pickle, president and CEO of Lantronix. “We are growing organically at a double-digit rate. We are acquiring strategic assets, integrating them, and realizing synergies so as to drive improving cash flows. Our team has executed well in a difficult environment, and we expect to do more of the same in Fiscal 2022.”

Business Outlook

For the full year fiscal 2022, the company expects year over year revenue growth of 45-75 percent, with non-GAAP EPS growth on the order of 85-135 percent.

Conference Call and Webcast

Lantronix will host an investor conference call and audio webcast on Thursday, August 26, 2021 at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) to discuss its results for the fourth quarter of fiscal 2021 that ended June 30, 2021. To access the live conference call, investors should dial 1-844-802-2442 (US) or 1-412-317-5135 (international) and indicate that they are participating in the Lantronix Q4 FY 2021 call. The webcast will be available simultaneously via the investor relations section of the Company’s website at www.lantronix.com.

Investors can access a replay of the conference call starting at approximately 5:00 p.m. Pacific Time on Thursday, Aug. 26, 2021 at www.lantronix.com. A telephonic replay will also be available through Sept. 2, 2021, by dialing 1-877-344-7529 (US) or 1-412-317-0088 (international) and entering passcode 10159500.

About Lantronix

Lantronix Inc. is a global provider of secure turnkey solutions for the Internet of Things (IoT) and Remote Environment Management (REM), offering Software as a Service (SaaS), connectivity services, engineering services and intelligent hardware.

Lantronix enables its customers to accelerate time to market and increase operational uptime and efficiency by providing reliable, secure and connected Intelligent Edge IoT and Remote Management Gateway solutions.

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Lantronix’s products and services dramatically simplify the creation, development, deployment and management of IoT and IT projects across Robotics, Automotive, Wearables, Video Conferencing, Industrial, Medical, Logistics, Smart Cities, Security, Retail, Branch Office, Server Room, and Datacenter applications.

Lantronix is headquartered in Irvine, Calif. For more information, visit www.lantronix.com.

Learn more at the Lantronix blog, www.lantronix.com/blog, featuring industry discussion and updates. To follow Lantronix on Twitter, please visit www.twitter.com/Lantronix. View our video library on YouTube at www.youtube.com/user/LantronixInc or connect with us on LinkedIn at www.linkedin.com/company/lantronix

References in this Report to “fiscal 2021” refer to the fiscal year ended June 30, 2021 and references to “fiscal 2020” refer to the fiscal year ended June 30, 2020.

Discussion of Non-GAAP Financial Measures

Lantronix believes that the presentation of non-GAAP financial information, when presented in conjunction with the corresponding GAAP measures, provides important supplemental information to management and investors regarding financial and business trends relating to the company’s financial condition and results of operations. Management uses the aforementioned non-GAAP measures to monitor and evaluate ongoing operating results and trends to gain an understanding of our comparative operating performance. The non-GAAP financial measures disclosed by the company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations of the non-GAAP financial measures to the financial measures calculated in accordance with GAAP should be carefully evaluated. The non-GAAP financial measures used by the company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Non-GAAP net income (loss) consists of net income (loss) excluding (i) share-based compensation and the employer portion of withholding taxes on stock grants, (ii) depreciation and amortization, (iii) interest income (expense), (iv) other income (expense), (v) income tax provision (benefit), (vi) severance and restructuring charges, (vii) acquisition related costs, (viii) impairment of long-lived assets, (ix) amortization of purchased intangibles, and (x) amortization of manufacturing profit in acquired inventory.

Non-GAAP net income (loss) per share is calculated by dividing non-GAAP net income (loss) by non-GAAP weighted-average shares outstanding (diluted). For purposes of calculating non-GAAP net income (loss) per share, the calculation of GAAP weighted-average shares outstanding (diluted) is adjusted to exclude share-based compensation, which for GAAP purposes is treated as proceeds assumed to be used to repurchase shares under the GAAP treasury stock method.

Guidance on earnings per share growth is provided only on a non-GAAP basis due to the inherent difficulty of forecasting the timing or amount of certain items that have been excluded from the forward-looking non-GAAP measures, and a reconciliation to the comparable GAAP guidance has not been provided because certain factors that are materially significant to Lantronix’s ability to estimate the excluded items are not accessible or estimable on a forward-looking basis without unreasonable effort.

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Forward-Looking Statements

This news release contains forward-looking statements, including statements concerning our projected operating and financial performance for fiscal 2021, the short- and long-term impact of COVID-19 on our business, our ability to innovate and to enable new business models, leverage greater efficiencies and realize the possibilities of the Internet of Things and Remote Environment Management as well as the benefits that might be derived from the efforts of our team to transform our business. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. We have based our forward-looking statements on our current expectations and projections about trends affecting our business and industry and other future events. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. Forward-looking statements are subject to substantial risks and uncertainties that could cause our results or experiences, or future business, financial condition, results of operations or performance, to differ materially from our historical results or those expressed or implied in any forward-looking statement contained in this news release. Factors which could have a material adverse effect on our operations and future prospects or which could cause actual results to differ materially from our expectations include, but are not limited to: the impact of COVID-19 and the measures to reduce its spread on our employees, supply and distribution chains, the global economy and our financial condition and liquidity; the effects of negative or worsening regional and worldwide economic conditions or market instability on our business, including effects on purchasing decisions by our customers; our ability to continue to generate revenue from products sold into mature markets; our ability to develop, market, and sell new products; our ability to succeed with our new software offerings; fluctuations in our revenue due to the project-based timing of orders from certain customers; unpredictable timing of our revenues due to the lengthy sales cycle for our products and services and potential delays in customer completion of projects; our ability to accurately forecast future demand for our products; delays in qualifying revisions of existing products; constraints or delays in the supply of, or quality control issues with, certain materials or components; difficulties associated with the delivery, quality or cost of our products from our contract manufacturers or suppliers; risks related to the outsourcing of manufacturing and international operations; difficulties associated with our distributors or resellers; intense competition in our industry and resultant downward price pressure; rises in inventory levels and inventory obsolescence; undetected software or hardware errors or defects in our products; cybersecurity risks; our ability to obtain appropriate industry certifications or approvals from governmental regulatory bodies; changes in applicable U.S. and foreign government laws, regulations, and tariffs; our ability to successfully implement our acquisitions strategy or integrate acquired companies; uncertainty as to the future profitability of acquired businesses, and delays in the realization of, or the failure to realize, any accretion from acquisition transactions; acquiring, managing and integrating new operations, businesses or assets, and the associated diversion of management attention or other related costs or difficulties; our ability to protect patents and other proprietary rights and avoid infringement of others’ proprietary technology rights; the level of our indebtedness, our ability to service our indebtedness and the restrictions in our debt agreements; our ability to attract and retain qualified management; and any additional factors included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2020, filed with the Securities and Exchange Commission (the “SEC”) on September 11, 2020, including in the section entitled “Risk Factors” in Item 1A of Part I of such report, and in our other public filings with the SEC. In addition, actual results may differ as a result of additional risks and uncertainties of which we are currently unaware or which we do not currently view as material to our business. For these reasons, investors are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements we make speak only as of the date on which they are made. We expressly disclaim any intent or obligation to update any forward-looking statements after the date hereof to conform such statements to actual results or to changes in our opinions or expectations, except as required by applicable law or the rules of the Nasdaq Stock Market LLC. If we do update or correct any forward-looking statements, investors should not conclude that we will make additional updates or corrections

© 2021 Lantronix, Inc. All rights reserved. Lantronix is a registered trademark.

Lantronix Investor Relations Contact:

Jeremy Whitaker

Chief Financial Officer

investors@lantronix.com

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LANTRONIX, INC.

Unaudited Consolidated Balance Sheets

(In thousands, except share and par value data)

	June 30,	June 30,
	2021	2020

Assets
Current Assets:
Cash and cash equivalents	$9,739	$7,691
Accounts receivable (net of allowance for doubtful accounts of $321 and $460 at June 30, 2021 and 2020, respectively)	13,515	11,411
Inventories, net	15,059	13,781
Contract manufacturers' receivable	1,960	337
Prepaid expenses and other current assets	2,880	1,290
Total current assets	43,153	34,510

Property and equipment, net	1,577	1,587
Goodwill	15,810	15,810
Purchased intangible assets, net	9,355	12,449
Lease right-of-use assets	2,431	3,345
Other assets	240	232
Total assets	$72,566	$67,933

Liabilities and stockholders' equity
Current Liabilities:
Accounts payable	$9,122	$5,331
Accrued payroll and related expenses	4,942	2,658
Short-term debt, net	1,472	1,472
Other current liabilities	7,328	6,308
Total current liabilities	22,864	15,769
Long-term debt, net	2,210	3,682
Other non-current liabilities	1,396	1,962
Total liabilities	26,470	21,413

Commitments and contingencies

Stockholders' equity:
Preferred stock, $0.0001 par value; 5,000,000 shares authorized; none issued and outstanding	–	–
Common stock, $0.0001 par value; 100,000,000 shares authorized; 29,087,714 and 28,231,054 shares issued and outstanding at June 30, 2021 and 2020, respectively	3	3
Additional paid-in capital	249,885	246,265
Accumulated deficit	(204,163)	(200,119)
Accumulated other comprehensive income	371	371
Total stockholders' equity	46,096	46,520
Total liabilities and stockholders' equity	$72,566	$67,933

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LANTRONIX, INC.

Unaudited Consolidated Statements of Operations

(In thousands, except per share data)

	Three Months Ended			Years Ended
	June 30,	March 31,	June 30,	June 30,
	2021	2021	2020	2021	2020

Net revenue	$20,638	$17,108	$17,397	$71,477	$59,878
Cost of revenue	10,566	9,390	10,846	38,452	32,978
Gross profit	10,072	7,718	6,551	33,025	26,900
Operating expenses:
Selling, general and administrative	6,061	4,995	4,680	20,808	19,582
Research and development	3,573	2,519	2,010	11,113	9,691
Restructuring, severance and related charges	157	120	478	506	3,844
Acquisition-related costs	663	178	38	841	2,284
Amortization of purchased intangible assets	579	754	941	3,094	2,037
Total operating expenses	11,033	8,566	8,147	36,362	37,438
Loss from operations	(961)	(848)	(1,596)	(3,337)	(10,538)
Interest income (expense), net	(71)	(77)	(90)	(315)	(133)
Other income (expense), net	(14)	(224)	1	(197)	77
Loss before income taxes	(1,046)	(1,149)	(1,685)	(3,849)	(10,594)
Provision for income taxes	50	38	16	195	144
Net loss	$(1,096)	$(1,187)	$(1,701)	$(4,044)	$(10,738)

Net loss per share - basic and diluted	$(0.04)	$(0.04)	$(0.06)	$(0.14)	$(0.42)

Weighted-average common shares - basic and diluted	28,979	28,819	28,046	28,708	25,281

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LANTRONIX, INC.

Unaudited Reconciliation of Non-GAAP Adjustments

(In thousands)

	Three Months Ended			Years Ended
	June 30,	March 31,	June 30,	June 30,
	2021	2021	2020	2021	2020

GAAP net income (loss)	$(1,096)	$(1,187)	$(1,701)	$(4,044)	$(10,738)
Non-GAAP adjustments:
Cost of revenue:
Share-based compensation	69	70	85	281	227
Employer portion of withholding taxes on stock grants	2	3	–	5	2
Depreciation and amortization	104	170	179	632	468
Total adjustment to costs of revenue	175	243	264	918	697
Selling, general and administrative:
Share-based compensation	800	803	783	2,719	2,959
Employer portion of withholding taxes on stock grants	13	19	12	43	21
Depreciation and amortization	40	38	69	170	257
Total adjustments to selling, general and administrative	853	860	864	2,932	3,237
Research and development:
Share-based compensation	179	170	122	584	453
Employer portion of withholding taxes on stock grants	6	5	2	19	10
Depreciation and amortization	58	57	27	198	122
Total adjustments to research and development	243	232	151	801	585
Restructuring, severance and related charges	157	120	478	506	3,844
Acquisition related costs	663	178	38	841	2,284
Amortization of purchased intangible assets	579	754	941	3,094	2,037
Litigation settlement cost	–	–	–	–	75
Amortization of manufacturing profit in acquired inventory	–	–	51	7	255
Total non-GAAP adjustments to operating expenses	2,495	2,144	2,523	8,181	12,317
Interest (income) expense, net	71	77	90	315	133
Other expense, net	14	224	(1)	197	(77)
Provision for income taxes	50	38	16	195	144
Total Non-GAAP adjustments	2,805	2,726	2,892	9,806	13,214
Non-GAAP net income	$1,709	$1,539	$1,191	$5,762	$2,476

Non-GAAP net income per share (diluted)	$0.06	$0.05	$0.04	$0.19	$0.09

Denominator for GAAP net income (loss) per share (diluted)	28,979	28,819	28,046	28,708	25,281
Non-GAAP adjustment	1,716	1,700	1,959	1,689	1,603
Denominator for non-GAAP net income per share (diluted)	30,695	30,519	30,005	30,397	26,884

GAAP operating expenses	$11,033	$8,566	$8,147	$36,362	$37,438
Non-GAAP adjustments to operating expenses	(2,495)	(2,144)	(2,523)	(8,181)	(12,317)
Non-GAAP operating expenses	$8,538	$6,422	$5,624	$28,181	$25,121

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LANTRONIX, INC.

Unaudited Net Revenues by Product Line and Region

(In thousands)

	Three Months Ended			Years Ended
	June 30, 2021	March 31, 2021	June 30, 2020	June 30, 2021	June 30, 2020
IoT	$17,484	$13,661	$14,588	$59,167	$49,911
REM	3,041	3,305	2,671	11,843	9,228
Other	113	142	138	467	739
	$20,638	$17,108	$17,397	$71,477	$59,878

	Three Months Ended			Years Ended
	June 30, 2021	March 31, 2021	June 30, 2020	June 30, 2021	June 30, 2020
Americas	$11,071	$8,615	$11,549	$38,638	$33,279
EMEA	5,711	4,096	3,093	17,186	15,588
APJ	3,856	4,397	2,755	15,653	11,011
	$20,638	$17,108	$17,397	$71,477	$59,878

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